UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22671

AB MULTI-MANAGER ALTERNATIVE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2021

Date of reporting period: March 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAR    03.31.21

ANNUAL REPORT

AB MULTI-MANAGER ALTERNATIVE FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. You can contact your Bernstein financial advisor to request that you continue to receive paper copies of your shareholder reports or you can call the Fund at (212) 486 5800. Your election to receive reports in paper form will apply to all funds held in your Bernstein account.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

ANNUAL REPORT

May 18, 2021

This report provides certain performance data for the AB Multi-Manager Alternative Fund (the “Fund”) for the annual reporting period ended March 31, 2021.

The Fund’s investment objective is to seek long-term capital appreciation.

RETURNS AS OF MARCH 31, 2021 (unaudited)

	6 Months	12 Months

AB MULTI-MANAGER ALTERNATIVE FUND	8.72%	19.99%

Benchmark: HFRI FOF Composite Index	10.78%	24.56%

MSCI World Index (net)	19.57%	54.03%

Bloomberg Barclays US Aggregate Bond Index	-2.73%	0.71%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above provides performance data for the Fund and its benchmark, the HFRI Fund of Funds (“HFRI FOF”) Composite Index, for the six- and 12-month periods ended March 31, 2021. The table also includes the performance of the Morgan Stanley Capital International (“MSCI”) World Index (net) and the Bloomberg Barclays US Aggregate Bond Index.

During both periods, the Fund underperformed its benchmark, the HFRI FOF Composite Index, and the MSCI World Index (net), but outperformed the Bloomberg Barclays US Aggregate Bond Index.

For the 12-month period, underperformance relative to the benchmark was largely due to a relatively small weighting in the Long/Short Equity Underlying Portfolios, because Long/Short Equity was the best performing hedge fund strategy during the period. The Long/Short Equity allocation has a higher equity beta (a measure of volatility relative to a benchmark’s) to the MSCI World Index compared with the overall portfolio target beta, thus the modestly smaller allocation. That said, the Long/Short Equity allocation was the leading contributor to returns during the period, followed closely by Event Driven. In contrast, the Fund carried a large allocation to the Global Macro Underlying Portfolios, amounting to nearly a third of total assets, which meaningfully underperformed the benchmark during the period. However, Global Macro features minimal equity beta and downside support during adverse equity markets, and thus plays an important role in

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the design of the Fund. Allocations to the Global Macro and Multi-Strategy Underlying Portfolios were also meaningful positive contributors to absolute returns.

During the six-month period, underperformance stemmed broadly from an underweight to Long/Short Equity, compared to the size the strategy represents of the overall hedge fund universe, and an overweight to Global Macro, which trailed. The Event Driven and Multi-Strategy Underlying Portfolios were the top contributors during the period. The attribution to Long/Short Equity and Global Macro, while still both meaningful contributors, contributed equally to one another with a sustained equity market rally matched with opportunities in global interest-rate markets. More specifically, this latter period experienced sharp increases in US interest rates and currency market volatility, which played to the strength of the Global Macro allocation and the resilient positioning for global economic expansion, higher nominal interest rates and steeper yield curves. The Global Macro attribution was partially offset by headwinds for emerging-market assets, which was a smaller part of the Fund’s Global Macro exposure.

The Fund utilized total return swaps for hedging and investment purposes, which added to absolute performance for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

The 12-month period ended March 31, 2021, was among the best backdrops for global risk-taking since the 2008 global financial crisis, a function of the sustained recovery following the market crisis coinciding with the global pandemic. Equity and credit markets rebounded suddenly and sustained the positive trend with supportive monetary and fiscal policy. This was then accompanied by enthusiasm for potential COVID-19 vaccines and the associated probability of a global economic reopening in the fall of 2020. Hedge funds were quick to adjust exposures starting in April 2020, including many previously closed funds accepting new capital to take advantage of this burgeoning opportunity. In most cases, hedge fund strategies rebounded within a few short months and were able to sustain that robust performance through year end and into the early part of 2021. This backdrop was marked by the enthusiasm of retail investors, reflected in assets such as Special Purpose Acquisition Companies and digital currencies.

While the six-month period did not include the sharp recovery rally last spring, there was plenty of support through sustained policy initiatives, market liquidity and retail flows. While enthusiasm for speculative assets started to wane moving through early 2021, the market rotation into economic reopening beneficiaries remained strong, presenting opportunities for returns in valued-based equities and corporate credit. Global interest-rate markets presented opportunities, particularly within US short-duration.

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Expectations of economic expansion gained momentum and sent interest rates on 10-year Treasury notes back to pre-pandemic levels.

INVESTMENT POLICIES

There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in a diversified portfolio of private investment vehicles commonly referred to as hedge funds (“Underlying Portfolios”). The Fund will invest primarily in Underlying Portfolios pursuing the following strategies: Long/Short Equity, Event Driven, Credit/Distressed, Emerging Markets, Global Macro and Multi-Strategy. For more information on these strategies, please see “Consolidated Portfolio of Investments” on pages 8-20. As a secondary strategy, the Fund will generally also make direct investments in securities and other financial instruments. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 4-6 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Consolidated Financial Statements on pages 40-43.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The HFRI FOF Composite Index is an equal-weighted performance index that includes over 650 constituent funds of hedge funds that report their monthly net-of-fee returns to Hedge Fund Research, have at least $50 million under management and have been actively trading for at least 12 months. Returns of the Index are subject to subsequent revision. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word about Risk

An investment in the Fund’s shares involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in the prospectus. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed below occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment.

Investment in this Fund is highly speculative and involves substantial risk, including loss of principal, and therefore may not be suitable for all investors.

General Risk Factors: Underlying Portfolios and the Fund’s direct investments may exhibit high volatility, and investors may lose all or substantially all of their investment. Investments by Underlying Portfolios and the Fund in illiquid assets and foreign markets and the use of short sales, options, leverage, futures, swaps and other derivative instruments may

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DISCLOSURES AND RISKS (continued)

create special risks and substantially increase the impact and likelihood of adverse price movements. Interests in Underlying Portfolios are subject to limitations on transferability and are illiquid, and no secondary market for interests typically exists or is likely to develop. Underlying Portfolios are typically not registered with securities regulators and are therefore generally subject to little or no regulatory oversight. Performance compensation payable to an Underlying Portfolio investment advisor may create an incentive to make riskier or more speculative investments. Underlying Portfolios typically charge higher fees than many other types of investments, which can offset trading profits, if any. There can be no assurance that any Underlying Portfolio will achieve its investment objectives.

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Tax Risks: The Fund intends to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code. However, in order to qualify as a RIC and also to avoid having to pay an “excise tax,” the Fund will be subject to certain limitations on its investments and operations, including a requirement that a specified proportion of its income come from qualifying sources, an asset diversification requirement and minimum distribution requirements. Satisfaction of the various requirements requires significant support and information from the Underlying Portfolios, and such support and information may not be available, sufficient, verifiable, or provided on a timely basis.

Limited Liquidity: The Fund’s shares are not listed on any securities exchange or traded in any other market, and are subject to substantial restrictions on transfer. Although the Fund has offered to repurchase shares on a quarterly basis, such periodic repurchase offers are at the sole discretion of the Fund’s Board of Trustees, and there is no assurance that these repurchase offers will continue. It will normally be four to six months between the time an investor tenders shares for repurchase (i.e., requests that the Fund repurchase shares as part of a repurchase offer) and the investor’s receipt of any cash proceeds associated with the repurchase.

Fund of Funds Considerations: The Fund will have no control rights over and limited transparency into the investment programs of the Underlying Portfolios in which it invests. In valuing the Fund’s holdings, the Investment Manager will generally rely on financial information provided by Underlying Portfolios, which may be unaudited, estimated and/or may not involve third parties. The Fund’s investment opportunities may be limited as a result of

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DISCLOSURES AND RISKS (continued)

withdrawal terms or anticipated liquidity needs (e.g., withdrawal restrictions imposed by underlying hedge funds may delay, preclude or involve expense in connection with portfolio adjustments by the Investment Manager).

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

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PORTFOLIO SUMMARY

March 31, 2021 (unaudited)

Net Assets ($mil): $1,038.0

1

All data are as of March 31, 2021. The Fund’s portfolio strategy breakdown is based on the Investment Manager’s internal classification and is expressed as a percentage of total investment exposure, including exposure from derivatives (see “Consolidated Portfolio of Investments” section of the report for additional details).

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CONSOLIDATED PORTFOLIO OF INVESTMENTS

March 31, 2021

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Global Macro
Alphadyne International Fund, Ltd.	62,221	$95,432,523	9.2%	Quarterly
Autonomy Global Macro Fund Limited	86,879	13,125,837	1.3	Monthly
Brevan Howard Alpha Strategies Fund Limited	383,458	49,478,925	4.8	Monthly
Brevan Howard AS Macro Fund Limited	221,307	28,475,629	2.7	Monthly
Graham Global Investment Fund II SPC, Ltd. – Quant Macro Segregated Portfolio	196,239	29,048,511	2.8	Weekly
Pharo Macro Fund, Ltd.	7,628	34,085,940	3.3	Quarterly
The Tudor BVI Global Fund, Ltd.	327	66,055,273	6.3	Quarterly

Total		315,702,638	30.4

Long/Short Equity
Coatue Offshore Fund, Ltd.	101,112	40,807,875	3.9	Quarterly
Janchor Partners Pan-Asian Fund	252,641	34,812,517	3.3	Triennially
Nokota LC, LLC	1,317	251,519	0.0	At Fund’s Discretion
PFM Healthcare Offshore Fund, Ltd.	1,113	2,125,576	0.2	At Fund’s Discretion
Schonfeld Fundamental Equity Offshore Fund, Ltd.	39,203	50,465,879	4.9	Quarterly
The Children’s Investment Fund	140,400	27,973,296	2.7	Biennial
Think Investments Offshore, Ltd.	17,745	44,469,264	4.3	Semi-Annual
Two Creeks Capital Offshore Fund, Ltd.	21,269	33,990,655	3.3	Quarterly

Total		234,896,581	22.6

Multi-Strategy
Elliott International Limited	47,780	76,765,005	7.4	Quarterly

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Hudson Bay International Fund Ltd.	46,000	$52,595,343	5.1%	Quarterly
LMR Fund Limited	206,673	41,917,201	4.0	Quarterly
Myriad Opportunities Offshore Fund Limited	895	991,064	0.1	At Fund’s Discretion
Schonfeld Strategic Partners Offshore Fund, Ltd.	37,700	48,138,196	4.6	Monthly

Total		220,406,809	21.2

Event Driven
Empyrean Capital Overseas Fund, Ltd.	6,303	11,479,880	1.1	Quarterly
Indaba Capital Partners (Cayman), LP	25,898	39,931,703	3.9	Quarterly
Lion Point International, Ltd.	21,461	29,476,567	2.8	Semi-Annual
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	2,317	2,043,108	0.2	At Fund’s Discretion
Senator Global Opportunity Offshore Fund II, Ltd.	22,834	30,574,167	3.0	Quarterly
Senator Global Opportunity Offshore Fund Ltd.	8,000	10,714,803	1.0	Quarterly

Total		124,220,228	12.0

Credit/Distressed
Caius Capital International Fund	5,632	7,811,561	0.8	Quarterly
King Street Capital, Ltd.	30,561	2,965,363	0.3	At Fund’s Discretion
LMR CCSA Fund Limited	200,000	19,724,000	1.9	Quarterly
Silver Point Capital Offshore Fund, Ltd.	454	8,597,233	0.8	Annual
Waterfall Eden Fund, Ltd.	7,976	12,230,589	1.2	Quarterly
Wingspan Overseas Fund, Ltd.	119	66,743	0.0	Fund in Liquidation

Total		51,395,489	5.0

Total Underlying Portfolios (cost $724,367,884)		946,621,745	91.2

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	Fair Value ($)	% Net Assets

Common Stocks
Special Purpose Acquisition Company
Altimar Acquisition Corp. II – Class A(a)	100,000	$989,000	0.1%
BlueRiver Acquisition Corp. – Class A(a)	100,000	972,000	0.1
Climate Real Impact Solutions II Acquisition Corp. – Class A(a)	57,556	560,020	0.1
Compute Health Acquisition Corp. – Class A(a)	100,000	986,000	0.1
Constellation Acquisition Corp. I – Class A(a)	45,223	436,402	0.0
D & Z Media Acquisition Corp. – Class A(a)	15,000	145,050	0.0
Decarbonization Plus Acquisition Corp. II – Class A(a)	100,000	1,006,000	0.1
DiamondHead Holdings Corp. – Class A(a)	51,562	503,245	0.1
EQ Health Acquisition Corp. – Class A(a)	93,458	904,673	0.1
Hudson Executive Investment Corp. II(a)	97,230	958,688	0.1
Kernel Group Holdings, Inc. – Class A(a)(b)(c)	50,000	477,750	0.0
Music Acquisition Corp. (The) – Class A(a)	76,500	748,935	0.1
North Atlantic Acquisition Corp.(a)	97,230	967,439	0.1
RMG Acquisition Corp. III – Class A(a)	15,344	160,959	0.0
Thunder Bridge Capital Partners III, Inc. – Class A(a)	25,572	247,793	0.0
TLG Acquisition One Corp. – Class A(a)	97,161	940,518	0.1

Total Common Stocks (cost $10,874,943)		11,004,472	1.1

Units
Special Purpose Acquisition Company
Austerlitz Acquisition Corp. I(a)	100,842	1,012,454	0.1
Broadscale Acquisition Corp.(a)	68,022	674,098	0.1
CC Neuberger Principal Holdings III(a)	100,000	999,000	0.1
Churchill Capital Corp. VII(a)	24,490	244,165	0.0
ECP Environmental Growth Opportunities Corp.(a)	16,104	161,523	0.0

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	Fair Value ($)	% Net Assets

ION Acquisition Corp. 2 Ltd.(a)	33,619	$341,569	0.0%
Jaws Mustang Acquisition Corp.(a)	42,280	417,726	0.0
Lazard Growth Acquisition Corp. I(a)	110,655	1,106,550	0.1
New Vista Acquisition Corp.(a)	97,916	978,181	0.1
Novus Capital Corp. II(a)	61,794	617,940	0.1
Pathfinder Acquisition Corp.(a)	54,345	538,016	0.1
Pivotal Investment Corp. III(a)	109,130	1,091,300	0.1
Social Leverage Acquisition Corp. I(a)	34,012	338,419	0.0
Spartan Acquisition Corp. III(a)	109,130	1,094,574	0.1

Total Units (cost $9,610,842)		9,615,515	0.9

Warrants
Special Purpose Acquisition Company
Altimar Acquisition Corp. II – Class A, expiring 12/31/2027(a)	25,000	44,420	0.0
BlueRiver Acquisition Corp. – Class A, expiring 01/04/2026(a)	33,333	21,000	0.0
Climate Real Impact Solutions II Acquisition Corp. – Class A, expiring 12/31/2027(a)	11,511	12,662	0.0
Compute Health Acquisition Corp. – Class A, expiring 12/31/2027(a)	25,000	31,248	0.0
Constellation Acquisition Corp. I – Class A, expiring 12/31/2027(a)	15,074	9,647	0.0
D & Z Media Acquisition Corp. – Class A, expiring 12/31/2027(a)	5,000	3,000	0.0
Decarbonization Plus Acquisition Corp. II – Class A, expiring 10/02/2025(a)	33,333	83,332	0.1
DiamondHead Holdings Corp. – Class A, expiring 01/28/2028(a)	12,890	7,476	0.0
EQ Health Acquisition Corp. – Class A, expiring 02/02/2028(a)	46,729	23,365	0.0
Hudson Executive Investment Corp. II, expiring 01/31/2027(a)	24,307	18,959	0.0
Jaws Mustang Acquisition Corp. – Class A, expiring 01/30/2026(a)	10,570	12,261	0.0
Kernel Group Holdings, Inc. – Class A, expiring 01/31/2027(a)	25,000	21,250	0.0
Music Acquisition Corp. (The) – Class A, expiring 02/05/2028(a)	38,250	23,333	0.0
North Atlantic Acquisition Corp., expiring 10/20/2025(a)	32,410	19,446	0.0

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	Fair Value ($)	% Net Assets

Northern Star Investment Corp. II – Class A, expiring 01/31/2028(a)	12,964	$17,761	0.0%
RMG Acquisition Corp. III – Class A, expiring 12/31/2027(a)	3,068	4,295	0.0
Thunder Bridge Capital Partners III, Inc. – Class A, expiring 02/15/2028(a)	5,114	5,114	0.0
TLG Acquisition One Corp. – Class A, expiring 12/31/2027(a)	32,387	18,461	0.0

Total Warrants (cost $385,869)		377,030	0.1

Short-Term Investments
Investment Companies
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $28,399,000)	28,399,000	28,399,000	2.8

Total Investments (cost $773,638,538)		996,017,762	96.0
Other assets less liabilities		41,995,467	4.0

Net Assets		$1,038,013,229	100.0%

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs & Co.
Change Healthcare, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	4,574	01/05/2023	$(370,618)
Coherent, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	4,794	01/05/2023	1,001,396
Cooper Tire & Rubber Co.	1 Month LIBOR Plus 0.35%	Maturity	USD	2,888	01/05/2023	23,168
Five Prime Therapeutics, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	3,770	01/05/2023	(5,042)
Forterra, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	2,664	01/05/2023	(5,734)
G4S PLC	1 Month LIBOR Plus 0.35%	Maturity	GBP	3,149	01/05/2023	38,475
GenMark Diagnostics, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	3,184	01/05/2023	4,423

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Kansas City Southern	1 Month LIBOR Plus 0.35%	Maturity	USD	3,301	01/05/2023	$123,963
Maxim Integrated Products, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	4,626	01/05/2023	980,734
Navistar International Corp.	1 Month LIBOR Plus 0.35%	Maturity	USD	615	01/05/2023	5,480
Pandion Therapeutics, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	517	01/05/2023	1,901
PRA Health Sciences, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	4,619	01/05/2023	162,293
RSA Insurance Group PLC	1 Month LIBOR Plus 0.35%	Maturity	GBP	3,368	01/05/2023	27,316
Scapa Group PLC	1 Month LIBOR Plus 0.35%	Maturity	GBP	1,049	01/05/2023	12,542
Shaw Communications, Inc.	1 Month CDOR Plus 0.35%	Maturity	CAD	5,176	01/05/2023	(74,186)
Signature Aviation PLC	1 Month LIBOR Plus 0.35%	Maturity	GBP	1,967	01/05/2023	26,823
Siltronic AG	1 Month EURIBOR Plus 0.35%	Maturity	EUR	3,632	01/05/2023	(52,661)
Slack Technologies, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	4,316	01/05/2023	(192,381)
Varian Medical Systems, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	4,651	01/05/2023	60,491
JPMorgan Chase Bank, NA
Cantel Medical Corp.	1 Month LIBOR Plus 0.40%	Maturity	USD	4,507	08/12/2022	140,063
Cardtronics PLC	1 Month LIBOR Plus 0.40%	Maturity	USD	1,954	08/12/2022	13,489
CIT Group, Inc.	1 Month LIBOR Plus 0.40%	Maturity	USD	2,948	08/12/2022	65,460
Dialog Semiconductor PLC	1 Month EURIBOR Plus 0.40%	Maturity	EUR	3,604	08/12/2022	(20,863)
Glu Mobile, Inc.	1 Month LIBOR Plus 0.40%	Maturity	USD	788	08/12/2022	4,710
GrandVision NV	1 Month EURIBOR Plus 0.40%	Maturity	EUR	2,604	08/12/2022	5,629
GW Pharmaceuticals PLC	1 Month LIBOR Plus 0.40%	Maturity	USD	4,413	08/12/2022	76,552
IHS Markit, Ltd.	1 Month LIBOR Plus 0.40%	Maturity	USD	4,981	08/12/2022	324,173
Inphi Corp.	1 Month LIBOR Plus 0.40%	Maturity	USD	4,375	08/12/2022	870,087
JPABSAA1(1)	0.00%	Quarterly	USD	10,481	10/31/2021	(4,183)
Kazakhmys PLC	1 Month LIBOR Plus 0.40%	Maturity	GBP	1,095	08/12/2022	418,217

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
NIC, Inc.	1 Month LIBOR Plus 0.40%	Maturity	USD	1,083	08/12/2022	$2,253
PNM Resources, Inc.	1 Month LIBOR Plus 0.40%	Maturity	USD	4,669	08/12/2022	(25,595)
TCF Financial Corp.	1 Month LIBOR Plus 0.40%	Maturity	USD	4,630	08/12/2022	846,822
William Hill PLC	1 Month LIBOR Plus 0.40%	Maturity	GBP	2,810	08/12/2022	57,659
Macquarie Bank Ltd.
MQCP736E(2)	0.00%	Quarterly	USD	16,364	04/19/2022	(30,540)
Morgan Stanley Capital Services, LLC
Aerojet Rocketdyne Holdings, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	4,432	12/13/2021	(391,491)
Alexion Pharmaceuticals, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	4,671	12/13/2021	(77,871)
Athene Holding, Ltd.	1 Month LIBOR Plus 0.30%	Maturity	USD	18	12/13/2021	(121)
FLIR Systems, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	4,873	12/13/2021	314,388
Grubhub, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	4,485	12/13/2021	(845,763)
Magellan Health, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	4,134	12/13/2021	8,207
MSUSABBD(3)	0.00%	Quarterly	USD	25,022	05/17/2021	(59,639)
MSUSABDM(4)	0.00%	Quarterly	USD	35,990	10/15/2021	206,574
MSUSABEE(5)	0.00%	Quarterly	USD	27,885	05/17/2021	(49,282)
MSUSABEM(6)	0.00%	Quarterly	USD	41,616	10/15/2021	(133,230)
MSUSABEQ(7)	0.00%	Quarterly	USD	17,799	10/15/2021	73,452
MTS Systems Corp.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,402	12/13/2021	10,835
Progenics Pharmaceuticals, Inc.	1 Month LIBOR	Maturity	USD	0	**	12/13/2021	– 0	–
Sportsman’s Warehouse Holdings, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	3,099	12/13/2021	(24,754)
TCF Financial Corp.	1 Month LIBOR Plus 0.30%	Maturity	USD	83	12/13/2021	12,958
Tikkurila Oyj	1 Month EURIBOR Plus 0.50%	Maturity	EUR	2,478	12/13/2021	332,643
Willis Towers Watson PLC	1 Month LIBOR Plus 0.30%	Maturity	USD	4,744	12/13/2021	1,129,221
Xilinx, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	4,860	12/13/2021	2,901

Pay Total Return on Reference Obligation
Goldman Sachs & Co.
Analog Devices, Inc.	1 Month LIBOR Minus 0.31%	Maturity	USD	4,946	01/05/2023	(1,084,260)
Canadian Pacific Railway, Ltd.	1 Month LIBOR Minus 0.23%	Maturity	USD	2,319	01/05/2023	(77,963)

14 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Goodyear Tire & Rubber Co. (The)	1 Month LIBOR Minus 0.31%	Maturity	USD	822	01/05/2023	$(41,530)
ICON PLC	1 Month LIBOR Minus 0.23%	Maturity	USD	2,440	01/05/2023	(166,785)
II-VI, Inc.	1 Month LIBOR Minus 0.31%	Maturity	USD	1,179	01/05/2023	(16,448)
salesforce.com, Inc.	1 Month LIBOR Minus 0.31%	Maturity	USD	1,747	01/05/2023	93,360
JPMorgan Chase Bank, NA
First Citizens BancShares, Inc.	1 Month LIBOR Minus 0.31%	Maturity	USD	2,967	08/12/2022	(63,114)
Huntington Bancshares, Inc.	1 Month LIBOR Minus 0.31%	Maturity	USD	4,704	08/12/2022	(879,094)
Jazz Pharmaceuticals PLC	1 Month LIBOR Minus 0.31%	Maturity	USD	284	08/12/2022	(11,617)
Marvell Technology Group, Ltd.	1 Month LIBOR Minus 0.30%	Maturity	USD	2,790	08/12/2022	(539,087)
S&P Global, Inc.	1 Month LIBOR Minus 0.31%	Maturity	USD	5,154	08/12/2022	(362,855)
STERIS Corp.	1 Month LIBOR Minus 0.31%	Maturity	USD	3,633	08/12/2022	(126,685)
Morgan Stanley Capital Services, LLC
Advanced Micro Devices, Inc.	1 Month LIBOR Minus 0.31%	Maturity	USD	5,306	12/13/2021	80,120
Aon PLC	1 Month LIBOR Minus 1.10%	Maturity	USD	5,152	12/13/2021	(1,271,196)
Apollo Global Management, Inc.	1 Month LIBOR Minus 0.31%	Maturity	USD	20	12/13/2021	699
AstraZeneca PLC	1 Month LIBOR Minus 0.23%	Maturity	USD	3,226	12/13/2021	19,781
Huntington Bancshares, Inc.	1 Month LIBOR Minus 0.29%	Maturity	USD	84	12/13/2021	(19,629)
Just Eat Takeaway.com	1 Month EURIBOR Minus 0.35%	Maturity	EUR	3,943	12/13/2021	712,228
Teledyne Technologies, Inc.	1 Month LIBOR Minus 0.31%	Maturity	USD	2,563	12/13/2021	(282,841)

						$984,428

**	Notional amount less than 500.

(a)	Non-income producing security.

(b)	Fair valued by the Investment Manager.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 15

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

*	The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Global Macro Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. The Underlying Portfolios within this strategy are subject to 3 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

Long/Short Equity Underlying Portfolios seek to buy securities with the expectation that they will increase in value (“going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 45 – 120 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to three years.

Multi-Strategy Underlying Portfolios invest across multiple strategies, including long/short equity, event driven, global macro, credit/distressed and emerging markets, in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets. Underlying Portfolios within this strategy are generally subject to 45 – 90 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of two years.

Event Driven Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

Credit/Distressed Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios may have lock up periods of one year.

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

16 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

BIST – Borsa Istanbul Stock Exchange

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

EAFE – Europe, Australia, and Far East

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

JSE – Johannesburg Stock Exchange

KC HRW – Kansas City Hard Red Winter

KLCI – Kuala Lumpur Composite Index

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

RTS – Russian Trading System

SGX – Singapore Exchange

SPI – Share Price Index

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WIG – Warszawski Indeks Gieldowy

WTI – West Texas Intermediate

(1)	The following table represents the 50 largest (long/(short)) equity basket holdings underlying the total return swap in JPABSAA1 as of March 31, 2021.

Security Description	Shares	Current Notional	Percent of Basket’s Value
S&P 500 Total Return Index	(682)	$(5,621,744)	(53.6)%
MSCI Daily TR Gross EAFE Index	(300)	(2,905,357)	(27.7)%
JPMorgan Cash Index	(5,926)	(1,805,795)	(17.2)%
Microsoft Corp.	2,050	483,435	4.6%
MSCI Daily TR Gross Canada Index	(32)	(303,398)	(2.9)%
Alphabet, Inc.	128	265,458	2.5%
Oracle Corp.	3,706	260,062	2.5%
Roche Holding AG	768	249,271	2.4%
Apple, Inc.	1,935	236,322	2.3%
Amazon.com, Inc.	73	226,610	2.2%
UnitedHealth Group, Inc.	583	216,898	2.1%
Home Depot, Inc. (The)	703	214,740	2.0%
AutoZone, Inc.	152	213,661	2.0%
Paychex, Inc.	1,993	195,316	1.9%
Facebook, Inc.	648	191,000	1.8%
Citrix Systems, Inc.	1,253	175,893	1.7%
Nippon Telegraph & Telephone Co.	6,629	170,497	1.6%
Salmar ASA	2,436	168,339	1.6%

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
CME Group, Inc.	824	$168,339	1.6%
Automatic Data Processing, Inc.	893	168,339	1.6%
Enel SpA	16,756	167,260	1.6%
Procter & Gamble Co. (The)	1,171	158,627	1.5%
Walmart, Inc.	1,160	157,548	1.5%
Deckers Outdoor Corp.	474	156,469	1.5%
Fidelity National Information	1,090	153,232	1.5%
Texas Instruments, Inc.	782	147,836	1.4%
Merck & Co., Inc.	1,918	147,836	1.4%
Swedish Match AB	1,849	144,599	1.4%
RELX PLC	5,744	144,599	1.4%
Koninklijke Ahold Delhaize NV	5,103	142,441	1.4%
Royal Dutch Shell PLC	76	140,283	1.3%
Auto Trader Group PLC	181	138,124	1.3%
Royal Bank of Canada	1,498	138,124	1.3%
Athem, Inc.	385	138,124	1.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,131	133,808	1.3%
Constellation Software, Inc. (Canada)	94	131,650	1.3%
Ameren Corp.	1,605	130,571	1.2%
Capgemini SE	753	128,412	1.2%
Sony Group Corp.	1,213	127,333	1.2%
Partners Group Holding AG	98	126,254	1.2%
Aristocrat Leisure Ltd.	4,702	123,017	1.2%
Amadeus IT Group SA	1,733	123,017	1.2%
Activision Blizzard, Inc.	1,230	114,384	1.1%
Compass Group PLC	55	110,068	1.0%
NextEra Energy, Inc.	1,413	106,831	1.0%
Visa, Inc.	505	106,831	1.0%
Novo Nordisk A/S	1,557	105,751	1.0%
Mastercard, Inc.	297	105,751	1.0%
Philip Morris International, Inc.	1,167	103,593	1.0%
Wolters Kluwer NV	1,140	99,277	0.9%
Other Long	61,118	3,245,922	31.0%

(2)	The following table represents the (long/(short)) futures basket holdings underlying the total return swap in MQCP736E as of March 31, 2021.

Security Description	Current Notional	Percent of Basket’s Value
Gold 100 OZ Futures 06/2021	$1,649,799	10.1%
Brent Crude Futures 07/2021	902,462	5.5%
LME Primary Aluminum Futures 05/2021	(795,020)	(4.9)%
LME Nickel Futures 05/2021	755,355	4.6%
Gasoline RBOB Futures 06/2021	602,601	3.7%
Sugar #11 (World) Futures 07/2021	589,069	3.6%
Palladium Futures 06/2021	(581,214)	(3.6)%
Lean Hogs Futures 06/2021	(470,090)	(2.9)%
Coffee ‘C’ Futures 07/2021	(466,817)	(2.9)%
Soybean Meal Futures 07/2021	(433,763)	(2.7)%
WTI Crude Futures 06/2021	(405,994)	(2.5)%
Cocoa Futures 07/2021	(387,536)	(2.4)%
LME Zinc Futures 05/2021	(381,122)	(2.3)%

18 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Current Notional	Percent of Basket’s Value
Platinum Futures 07/2021	$(356,593)	(2.2)%
Cattle Feeder Futures 05/2021	315,815	1.9%
Live Cattle Futures 08/2021	294,461	1.8%
LME Copper Futures 05/2021	(283,301)	(1.7)%
KC HRW Wheat Futures 07/2021	(231,445)	(1.4)%
LME Lead Futures 05/2021	223,100	1.4%
NY Harbor ULSD Futures 06/2021	(213,609)	(1.3)%
Low Sulphur Gasoil Futures 06/2021	(210,156)	(1.3)%
Cotton No. 2 Futures 07/2021	(163,324)	(1.0)%
Silver Futures 05/2021	(150,380)	(0.9)%
Corn Futures 07/2021	110,912	0.7%
Soybean Futures 07/2021	90,621	0.6%
Natural Gas Futures 06/2021	(26,656)	(0.2)%
Wheat Futures (CBT) 07/2021	12,387	0.1%
Soybean Oil Futures 07/2021	10,489	0.1%

(3)	The following table represents the (long/(short)) futures basket holdings underlying the total return swap in MSUSABBD as of March 31, 2021.

Security Description	Current Notional	Percent of Basket’s Value
Japan 10 Yr Bond (OSE) Futures 06/2021	$(6,593,401)	(52.7)%
Australian 10 Yr Bond Futures 06/2021	3,593,216	28.7%
Canadian 10 Yr Bond Futures 06/2021	3,312,965	26.5%
Long Gilt Futures 06/2021	(2,694,912)	(21.5)%
Euro-Bund Futures 06/2021	(2,562,293)	(20.5)%
U.S. T-Note 10 Yr (CBT) Futures 06/2021	2,502	0.0%

(4)	The following table represents the (long/(short)) forwards basket holdings underlying the total return swap in MSUSABDM as of March 31, 2021.

Security Description	Current Notional	Percent of Basket’s Value
CHF/USD 04/30/2021	$(5,186,157)	(28.8)%
AUD/USD 04/30/2021	(4,228,824)	(23.5)%
SEK/USD 04/30/2021	3,195,911	17.8%
GBP/USD 04/30/2021	(3,041,154)	(16.9)%
JPY/USD 04/30/2021	2,925,986	16.3%
NOK/USD 04/30/2021	2,598,477	14.4%
EUR/USD 04/30/2021	2,364,542	13.1%
CAD/USD 04/30/2021	2,357,344	13.1%
NZD/USD 04/30/2021	(1,270,447)	(7.1)%

(5)	The following table represents the (long/(short)) futures basket holdings underlying the total return swap in MSUSABEE as of March 31, 2021.

Security Description	Current Notional	Percent of Basket’s Value
SGX Nifty 50 Futures 04/2021	$(3,583,227)	(25.7)%
WIG 20 Index Futures 06/2021	2,437,152	17.5%
FTSE/JSE Top 40 Futures 06/2021	(2,412,055)	(17.3)%
RTS Index Futures 06/2021	2,275,419	16.3%
FTSE KLCI Futures 04/2021	2,172,244	15.6%
KOSPI2 Index Futures 06/2021	(1,154,440)	(8.3)%
MSCI Russia Index Futures	(335,917)	(8.2)%
Set50 Futures 06/2021	1,031,746	7.4%

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Current Notional	Percent of Basket’s Value
FTSE China A 50 Futures 04/2021	$(535,393)	(3.8)%
iBovespa Index Futures 04/2021	(323,466)	(2.3)%
FTSE Taiwan Index Futures 04/2021	303,947	2.2%
Mexican Bolsa Index Futures 06/2021	139,425	1.0%
BIST 30 Futures 04/2021	2,789	0.0%

(6)	The following table represents the (long/(short)) forwards basket holdings underlying the total return swap in MSUSABEM as of March 31, 2021.

Security Description	Current Notional	Percent of Basket’s Value
RUB/USD 04/30/2021	$3,474,893	16.7%
COP/USD 04/30/2021	(3,333,400)	(16.0)%
PEN/USD 04/30/2021	(3,150,292)	(15.1)%
CNY/USD 04/30/2021	2,634,260	12.7%
HUF/USD 04/30/2021	(2,505,252)	(12.0)%
CLP/USD 04/30/2021	(2,417,859)	(11.6)%
INR/USD 04/30/2021	2,059,966	9.9%
THB/USD 04/30/2021	2,034,997	9.8%
ZAR/USD 04/30/2021	(2,014,189)	(9.7)%
MXN/USD 04/30/2021	1,485,673	7.1%
CZK/USD 04/30/2021	(1,298,403)	(6.2)%
BRL/USD 04/30/2021	1,186,041	5.7%
PHP/USD 04/30/2021	1,052,872	5.1%
TWD/USD 04/29/2021	(973,802)	(4.7)%
PLN/USD 04/30/2021	878,087	4.2%
IDR/USD 04/30/2021	819,825	3.9%
MYR/USD 04/30/2021	786,533	3.8%
KRW/USD 04/30/2021	(778,210)	(3.7)%
TRY/USD 04/30/2021	4,162	0.0%

(7)	The following table represents the (long/(short)) futures basket holdings underlying the total return swap in MSUSABEQ as of March 31, 2021.

Security Description	Current Notional	Percent of Basket’s Value
S&P 500 E-Mini Futures 06/2021	$(2,776,708)	(31.2)%
MSCI Singapore IX ETS Futures 04/2021	2,618,293	29.4%
Euro Stoxx 50 Index Futures 06/2021	1,584,147	17.8%
SPI 200 Futures 06/2021	(1,311,816)	(14.7)%
OMXS30 Index Futures 04/2021	1,249,518	14.0%
FTSE 100 Index Futures 06/2021	(1,023,466)	(11.5)%
S&P/TSX 60 Index Futures 06/2021	(619,419)	(7.0)%
Swiss Market Index Futures 06/2021	514,403	5.8%
TOPIX Index Futures 06/2021	473,464	5.3%
Hang Seng Index Futures 04/2021	(382,687)	(4.3)%

See notes to consolidated financial statements.

20 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

March 31, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $745,239,538)	$967,618,762
Affiliated issuers (cost $28,399,000)	28,399,000
Cash	35,529,700
Cash collateral due from broker	28,576,000
Foreign currencies, at value (cost $74,240)	74,336
Investments in Underlying Portfolios paid in advance (see Note A2)	7,000,000
Unrealized appreciation on total return swaps	8,291,486
Receivable for investments sold	1,622,739
Receivable for newly entered total return swaps	162,803
Receivable for terminated total return swaps	77,338
Affiliated dividends receivable	281

Total assets	1,077,352,445

Liabilities
Payable for shares of beneficial interest redeemed	22,417,696
Subscriptions received in advance	7,496,500
Unrealized depreciation on total return swaps	7,307,058
Management fee payable	881,340
Payable for terminated total return swaps	171,768
Administrative fee payable	143,580
Transfer Agent fee payable	17,659
Accrued expenses	903,615

Total liabilities	39,339,216

Net Assets	$1,038,013,229

Composition of Net Assets
Shares of beneficial interest, at par	$86,418
Additional paid-in capital	940,428,262
Distributable earnings	97,498,549

Net Assets	$1,038,013,229

Shares of beneficial interest outstanding—unlimited shares authorized, with par value of $.001 (based on 86,418,339 shares outstanding)	$12.01

See notes to consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 21

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended March 31, 2021

Investment Income
Dividends—Affiliated issuers		$45,272

Expenses
Management fee (see Note B)	$9,872,202
Custody and accounting	467,179
Administrative	311,052
Credit facility fees	197,917
Transfer agency	197,444
Audit and tax	126,337
Registration fees	90,451
Printing	43,131
Trustees’ fees	39,188
Legal	37,520
Miscellaneous	235,802

Total expenses before interest expense	11,618,223
Interest expense	399

Total expenses	11,618,622
Less: expenses waived and reimbursed by the Investment Manager (see Note B)	(36,645)

Net expenses		11,581,977

Net investment loss		(11,536,705)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		21,271,326
Swaps		1,247,764
Foreign currency transactions		(62,214)
Net change in unrealized appreciation/depreciation of:
Investments		166,065,457
Swaps		3,120,193
Foreign currency denominated assets and liabilities		(25,322)

Net gain on investment and foreign currency transactions		191,617,204

Contributions from Affiliates (see Note B)		6,897

Net Increase in Net Assets from Operations		$180,087,396

See notes to consolidated financial statements.

22 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(11,536,705)	$(11,175,273)
Net realized gain on investment and foreign currency transactions	22,456,876	51,556,956
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	169,160,328	(76,934,502)
Contributions from Affiliates (see Note B)	6,897	31,024

Net increase (decrease) in net assets from operations	180,087,396	(36,521,795)
Distribution to Shareholders	(60,506,939)	(19,178,141)
Transactions in Shares of Beneficial Interest
Net increase (decrease) (see Note D)	14,103,696	(79,556,864)

Total increase (decrease)	133,684,153	(135,256,800)
Net Assets
Beginning of period	904,329,076	1,039,585,876

End of period	$1,038,013,229	$904,329,076

See notes to consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 23

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended March 31, 2021

Cash flows from operating activities
Net increase in net assets from operations		$180,087,396
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities
Purchases of long-term investments	$(244,157,952)
Purchases of short-term investments	(213,700,000)
Proceeds from disposition of long-term investments	250,872,094
Proceeds from disposition of short-term investments	219,301,000
Net realized gain on investment transactions and foreign currency transactions	(22,456,876)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(169,160,328)
Decrease in receivable for investments sold	4,622,866
Decrease in affiliated dividends receivable	51,112
Decrease in investments in Underlying Portfolios paid in advance	42,614,583
Increase in cash collateral due from broker	(8,770,000)
Increase in management fee payable	54,024
Increase in administrative fee payable	1,492
Increase in Transfer Agent fee payable	1,003
Increase in accrued expenses	286,434
Proceeds on swaps, net	146,985

Total adjustments		(140,293,563)

Net cash provided by (used in) operating activities		39,793,833
Cash flows from financing activities
Subscriptions, including change in subscriptions received in advance	53,623,288
Redemptions, net of payable for shares of beneficial interest redeemed	(92,144,652)
Cash dividends paid (net of dividend reinvestments)†	(5,973,710)

Net cash provided by (used in) financing activities		(44,495,074)
Effect of exchange rate on cash		(87,536)

Net decrease in cash		(4,788,777)
Cash at beginning of year		40,392,813

Cash at end of year		$35,604,036

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$54,533,229
Interest expense paid during the year	$399

See notes to consolidated financial statements.

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March 31, 2021

NOTE A

Significant Accounting Policies

AB Multi-Manager Alternative Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund commenced operations on October 1, 2012. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors. The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Underlying Portfolios”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers that employ a broad range of investment strategies. As a secondary strategy, the Fund will generally also make direct investments in securities and other financial instruments. As part of the Fund’s investment strategy, the Fund seeks exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB Multi-Manager Alternative Fund (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary commenced operations on September 21, 2018. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of March 31, 2021, net assets of the Fund were $1,038,013,229, of which $9,492,851, or approximately 1%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Valuation of Investments

The Fund’s Board of Trustees (the “Board”) has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments in Underlying Portfolios are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the Fund’s valuation policies and the mechanisms and processes to be employed on a monthly basis to implement such policies. In accordance with the Valuation Procedures, fair value of an Underlying Portfolio as of each valuation time ordinarily is the value determined as of such month-end for each Underlying Portfolio in accordance with the Underlying Portfolio’s valuation policies and reported at the time of the Fund’s valuation.

On a monthly basis, the Fund generally uses the net asset value (“NAV”), provided by the Underlying Portfolios, to determine the fair value of all Underlying Portfolios which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Underlying Portfolio represents the amount that the Fund could reasonably expect to receive from an Underlying Portfolio if its interest were redeemed at the time of valuation. In the unlikely event that an Underlying Portfolio does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Portfolio based on the most recent value reported by the Underlying Portfolio, and any other relevant information available at the time the Fund values its portfolio. In making a fair value determination, the Fund will consider all appropriate information reasonably available to it at the time and that AllianceBernstein L.P. (the “Investment Manager”) believes to be reliable. The Fund may consider factors such as, among others: (i) the price at which recent subscriptions for or redemptions of the Underlying Portfolio’s interests were effected; (ii) information provided to the Fund by the manager of an Underlying Portfolio, or the failure to provide such information as the Underlying Portfolio manager agreed to provide in the Underlying Portfolio’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when an Underlying Portfolio imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Underlying Portfolio interests, the Fund may determine that it is appropriate to apply a discount to the NAV reported by the Underlying Portfolio. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Investment Manager has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund accounting, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation Procedures) as the Committee believes appropriate. Prior to investing in any Underlying Portfolio, and periodically thereafter, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Underlying Portfolio. In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Investment Manager will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Investment Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Investment Manager. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs
•	Level 3—significant unobservable inputs

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2021:

Investments in Securities:	Level 1		Level 2			Level 3		Total
Assets:
Common Stocks	$10,526,722		$	– 0	–	$477,750		$11,004,472
Units	9,615,515			– 0	–	– 0	–	9,615,515
Warrants	377,030			– 0	–	– 0	–	377,030
Short-Term Investments	28,399,000			– 0	–	– 0	–	28,399,000
Investments valued at NAV								946,621,745

Total Investments in Securities	48,918,267			– 0	–	477,750		996,017,762
Other Financial Instruments(a):
Assets:
Total Return Swaps	– 0	–		8,291,486		– 0	–	8,291,486
Liabilities:
Total Return Swaps	– 0	–		(7,307,058)		– 0	–	(7,307,058)

Total	$48,918,267			$984,428		$477,750		$997,002,190

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

2. Cash Committed

As of March 31, 2021, the Fund has committed to purchase the following Underlying Portfolios for effective date April 1, 2021:

Underlying Portfolios	Amount Committed
Pharo Macro Fund, Ltd.*	$1,000,000
Brevan Howard Alpha Strategies Fund, Ltd.*	2,000,000
The Tudor BVI Global Fund, Ltd.*	4,000,000

*	Investments paid in advance amounted to $7,000,000.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed.

For federal tax purposes, taxable income for the Fund and its Subsidiary are calculated separately. The Subsidiary is classified as a controlled foreign corporation (“CFC”) under the Code and its taxable income is included in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or future periods. The CFC has a taxable fiscal year end of March 31st.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Income and capital gain distributions, if any, are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date or effective date. Investment gains and losses are determined on the identified cost basis. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Expenses

Expenses included in the accompanying consolidated statement of operations do not include any expenses of the Underlying Portfolios.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $33,679 were deferred and amortized on a straight line basis over a one year period starting from September 21, 2018 (Subsidiary’s commencement of operations).

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Investment Manager a management fee at an annual rate of 1.00% of an aggregate of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month (the “Management Fee”). The Management Fee is payable in arrears as of the last day of the subsequent month.

Under a separate Administrative Reimbursement Agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services and payments will be subject to approval by the Fund’s Board. For the year ended March 31, 2021, the reimbursement for such fees amounted to $311,052.

The Fund may engage one or more distributors to solicit investments in the Fund. Sanford C. Bernstein & Company LLC (“Bernstein”) and AllianceBernstein Investments, Inc. (“ABI”), each an affiliate of the Investment Manager, have been selected as distributors of the Fund under Distribution Services Agreements. The Distribution Services Agreements do not call for any payments to be made to Bernstein or ABI by the Fund.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Investment Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation paid to ABIS amounted to $197,444 for the year ended March 31, 2021.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Investment Manager has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Investment Manager has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2021, such waiver amounted to $36,645.

A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2021 is as follows:

Fund	Market Value 3/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$34,000	$213,700	$219,301	$28,399	$45

During the year ended March 31, 2021 and the year ended March 31, 2020, the Investment Manager reimbursed the Fund $6,897 and $31,024, respectively, for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Investment Manager and a 100% interest in AllianceBernstein Corporation, the general partner of the Investment Manager. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, AXA currently owns less than 5% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Investment Manager, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

1. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$244,157,952		$250,856,538
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$928,239,770

Gross unrealized appreciation	$229,364,657
Gross unrealized depreciation	(152,093,814)

Net unrealized appreciation	$77,270,843

2. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for over the counter OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended March 31, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund and the Subsidiary typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with their OTC derivative contract counterparties in order to, among other things, reduce their credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund and the Subsidiary typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary’s OTC counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended March 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest contracts			Unrealized depreciation on total return swaps	$59,639

Foreign exchange contracts	Unrealized appreciation on total return swaps	$206,574	Unrealized depreciation on total return swaps	133,230

Commodity contracts			Unrealized depreciation on total return swaps	30,540

Equity contracts	Unrealized appreciation on total return swaps	8,084,912	Unrealized depreciation on total return swaps	7,083,649

Total		$8,291,486		$7,307,058

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(258,405)	$61,248

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(872,029)	(135,451)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(398,653)	732,036

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,776,851	2,462,360

Total		$1,247,764	$3,120,193

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2021:

Total Return Swaps:
Average notional amount	$236,275,153

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

AB Multi Manager Alternative Fund

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Goldman Sachs & Co.	$2,562,365	$(2,087,608)	$	– 0	–	$	– 0	–	$474,757
JPMorgan Chase Bank, NA	2,825,114	(2,033,093)		– 0	–		– 0	–	792,021
Morgan Stanley Capital Services, LLC	2,904,007	(2,904,007)		– 0	–		– 0	–	– 0	–

Total	$8,291,486	$(7,024,708)	$	– 0	–	$	– 0	–	$1,266,778	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Goldman Sachs & Co.	$2,087,608	$(2,087,608)	$	– 0	–	$	– 0	–	$ – 0	–
JPMorgan Chase Bank, NA	2,033,093	(2,033,093)		– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services, LLC	3,155,817	(2,904,007)		(251,810)			– 0	–	– 0	–

Total	$7,276,518	$(7,024,708)		$(251,810)		$	– 0	–	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Multi-Manager Alternative Fund (Cayman), Ltd.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Macquarie Bank, Ltd.	$30,540	$	– 0	–	$	– 0	–	$	– 0	–	$30,540

Total	$30,540	$	– 0	–	$	– 0	–	$	– 0	–	$30,540	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. The Fund or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund or an Underlying Portfolio may enter into transactions for investment

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Investment Manager or the manager of an Underlying Portfolio believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Generally, initial and additional subscriptions for shares may be accepted as of the first day of each month. The Fund reserves the right to reject any subscription for shares. The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. When a repurchase offer occurs, a shareholder will generally be required to provide notice of their tender of shares for repurchase to the Fund more than three months in advance of the date that the shares will be valued for repurchase (the “Valuation Date”). Valuation Dates are generally expected to be the last business days of March, June, September or December, and payment for tendered shares will generally be made by the Fund approximately 45 days following the Valuation Date. If 95% or more of a shareholder’s shares are repurchased, the shareholder will receive an initial payment equal to 95% of the value of the shares and the balance due will be paid promptly after completion of the next audit of the Fund’s financial statements.

Transactions in shares of beneficial interest were as follows for the years ended March 31, 2021 and March 31, 2020:

	Shares		Amount
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Shares sold	4,221,279	3,336,868	$48,220,420	$38,005,705

Shares issued in reinvestment of dividends and distributions	4,630,241	1,490,737	54,533,229	17,054,032

Shares redeemed	(7,589,441)	(11,956,135)	(88,649,953)	(134,616,601)

Net increase (decrease)	1,262,079	(7,128,530)	$14,103,696	$(79,556,864)

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE E

Risks Involved in Investing in the Fund

The market value of a security held by the Fund or an Underlying Portfolio may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Limitations on the Fund’s ability to withdraw its assets from Underlying Portfolios may limit the Fund’s ability to repurchase its shares. For example, many Underlying Portfolios impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually or annually. Many Underlying Portfolios may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate”. In instances where the primary source of funds to repurchase shares will be withdrawals from Underlying Portfolios, the application of these lock-ups and withdrawal limitations may significantly limit the Fund’s ability to repurchase its shares. Although the Investment Manager will seek to select Underlying Portfolios that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Underlying Portfolios will always be sufficient to meet redemption requests as, and when, made.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund invests primarily in Underlying Portfolios that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. As a secondary strategy, the Fund will also generally make direct investments in securities and other financial instruments. The risks associated with these investments include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain investment strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

Some of the Underlying Portfolios in which the Fund invests may invest all or a portion of their assets in securities that are illiquid or are subject to an anticipated event. These Underlying Portfolios may create “side pockets” in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Underlying Portfolio’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the Underlying Portfolio’s regular series or classes of shares. Should the Fund seek to liquidate its investment in an Underlying Portfolio that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Fund might not be able to fully liquidate its investments without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate the investment in the Underlying Portfolio, the value of the investment could fluctuate.

The Underlying Portfolios generally utilize leverage in pursuit of achieving a potentially greater investment return and the Fund may take on additional leverage in connection with its direct investment strategies. The use of leverage exposes an Underlying Portfolio and the Fund to additional risk including (i) greater losses from investments than would otherwise have been the case had the leverage not been used; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of an Underlying Portfolio’s assets, the Underlying Portfolio might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Underlying Portfolio.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Underlying Portfolios or the Fund may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States. Such investments may be concentrated in a limited number of countries or regions, which may vary over time. Such investments may subject the Underlying Portfolios and the Fund to additional risks resulting from political or economic conditions in such countries or regions, and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

There is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s or the Underlying Portfolios’ investments and reduce the returns of the Fund. For example, the value of the Fund’s or an Underlying Portfolio’s investments in foreign currency-denominated securities may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s or an Underlying Portfolio’s investments denominated in foreign currencies, positions in foreign currencies themselves may cause the Fund or an Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

The Underlying Portfolios may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Portfolios may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Underlying Portfolio’s net asset value.

The Fund invests in a limited number of Underlying Portfolios. Such concentration may result in additional risk. Various risks are also associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to limited liquidity of the interests.

The Fund and the Underlying Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

The Fund is subject to credit risk arising from its transactions with its custodian, State Street Bank and Trust, related to holding the Fund’s cash.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

This credit risk arises to the extent that the custodian may be unable to fulfill its obligation to return the Fund’s cash held in its custody.

A Fund or Underlying Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE F

Tax Information

The tax character of fiscal year-end distributions for 2021 is based on estimated tax information provided by certain Underlying Portfolios. The character may materially change as the Fund receives final 2020 tax reporting from Underlying Portfolios. The tax character of distributions paid during the fiscal years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$51,824,593	$5,010,584
Long-term capital gains	8,682,346	14,167,557

Total taxable distributions paid	$60,506,939	$19,178,141

As of March 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$14,547,240
Accumulated capital and other losses	2,703,761
Unrealized appreciation/(depreciation)	77,270,939	(a)

Total accumulated earnings/(deficit)	$94,521,940

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2021, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the book/tax differences associated with the treatment of earnings from the Subsidiary, contribution from affiliates and non deductible excise tax paid resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE G

Credit Facility

The Fund is a party to a $25 million revolving credit facility (the “Facility”) intended to provide short term financing, if necessary, subject to certain restrictions in connection with, among other matters, abnormal redemption activity. Borrowings under the Facility are secured by the assets of the Fund. Credit Facility fees are paid by the Fund and are included in the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

consolidated statement of operations. The Fund did not utilize the Facility during the year ended March 31, 2021. Prior to October 23, 2020, the Facility was $50 million.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 45

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended March 31,
	2021‡		2020‡		2019‡		2018		2017

Net asset value, beginning of period	$ 10.62		$ 11.26		$ 11.20		$ 10.87		$ 10.05

Income From Investment Operations

Net investment loss(a)	(.14	)(b)	(.13	)(b)	(.13	)(b)	(.19	)(b)	(.18)

Net realized and unrealized gain (loss) on investment transactions	2.25		(.29)		.19		.66		1.09

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.11		(.42)		.06		.47		.91

Less: Dividends and Distributions

Dividends from net investment income	(.62)		(.06)		– 0	–	(.12)		(.02)

Distributions from net realized gain on investment transactions	(.10)		(.16)		– 0	–	– 0	–	(.07)

Return of capital	– 0	–	– 0	–	– 0	–	(.02)		– 0	–

Total dividends and distributions	(.72)		(.22)		– 0	–	(.14)		(.09)

Net asset value, end of period	$ 12.01		$ 10.62		$ 11.26		$ 11.20		$ 10.87

Total Return

Total investment return based on net asset value(d)	19.99%		(3.87)%		.54%		4.33%		9.06%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,038,013		$904,329		$1,039,586		$1,155,060		$1,248,818

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)(g)	1.17%		1.17%		1.28%		1.68%		1.67%

Expenses, before waivers/reimbursements(e)(f)(g)	1.18%		1.18%		1.50%		1.68%		1.67%

Net investment loss(f)	(1.17	)%(b)	(1.10	)%(b)	(1.17	)%(b)	(1.66	)%(b)	(1.67)%

Portfolio turnover rate	27%		20%		33%		19%		3%

See footnote summary on page 47.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Investment Manager.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming a purchase of beneficial shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended March 31,
	2021	2020	2019	2018	2017
Net of waivers/reimbursements	1.17%	1.17%	1.28%	1.68%	1.66%
Before waivers/reimbursements	1.18%	1.18%	1.50%	1.68%	1.66%

(f)	The expense and net investment income loss ratios do not include earned income or expenses incurred by the Fund through its Underlying Portfolios.

(g)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Investment Manager has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended March 31, 2019, such waiver amounted to .01%.

‡	Consolidated (see Note A).

See notes to consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 47

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AB Multi-Manager Alternative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Multi-Manager Alternative Fund (the “Fund”) as of March 31, 2021, the related statements of operations and cash flows for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of March 31, 2021 by correspondence with the underlying portfolios, custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 26, 2021

We have served as the auditor of one or more investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 49

BOARD OF TRUSTEES

Debra Perry(1), Chair Beata D. Kirr, President R. Jay Gerken(1) Jeffrey R. Holland(1)	William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Stuart Davies(2) Vice President Vikas Kapoor(2) Vice President Emilie D. Wrapp Secretary Michael B. Reyes Senior Analyst Joseph J. Mantineo Treasurer and Chief Financial Officer	Stephen M. Woetzel Controller Vincent S. Noto Chief Compliance Officer

Custodian

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributors

Sanford C. Bernstein & Co., LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee and the Governance, Nominating and Compensation Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Investment Manager’s Custom Alternative Solutions Group. Messrs. Davies and Kapoor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEE

Beata D. Kirr,^ 46 (2019)	Senior Vice President of the Investment Manager with which she has been associated since prior to 2016. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	17	Women Employed

DISINTERESTED TRUSTEES

Debra Perry,# Chair of the Board 70 (2018)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Genworth Financial, Inc. since 2016; Korn/Ferry International since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 51

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)

R. Jay Gerken,# 70 (2018)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; Associated Banc-Corp

Jeffrey R. Holland,# 55 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

William Kristol,# 68 (2018)	Founder and Editor, The Weekly Standard, from 1995-2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics in Society at Davidson College since 2019.	17	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government and Defending Democracy Together, a non-profit educational organization

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)

Michelle McCloskey,# 59 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chair of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	17	None

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 53

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)

Donald K. Peterson,# 71 (2018)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995; Prior thereto he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute (Emeritus); Member of the Board of TIAA; and Member of the Board of TIAA Bank, FSB

*	The address for each of the Fund’s Trustees is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**

There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

^	Ms. Kirr is an “interested person,” as defined in the 1940 Act, because of her affiliation with the Investment Manager.

#	Member of the Audit Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Beata D. Kirr,^ 46	President and Chief Executive Officer	See biography above.

Stuart Davies, 51	Vice President	Senior Vice President and Co-Head of Custom Alternative Solutions of the Investment Manager**, with which he has been associated since September 2016.

Vikas Kapoor, 49	Vice President	Senior Vice President and Co-Head of Custom Alternative Solutions of the Investment Manager**, with which he has been associated since September 2016.

Emilie D. Wrapp, 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been associated since prior to 2016.

Michael B. Reyes, 44	Senior Analyst	Vice President of the Investment Manager**, with which he has been associated since prior to 2016.

Joseph J. Mantineo, 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2016.

Stephen M. Woetzel, 49	Controller	Senior Vice President of ABIS,** with which he has been associated since prior to 2016.

Vincent S. Noto, 56	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Investment Manager** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Investment Manager, ABI and ABIS are affiliates of the Fund.

The Fund’s prospectus has additional information about the Fund’s Trustees and Officers. A copy of the Fund’s prospectus may be obtained (without charge) by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your Financial Advisor or by calling Bernstein’s mutual fund shareholder helpline at (212) 756-4097.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 55

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

AB Multi-Manager Alternative Fund (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of trustees (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Trustees, including the Trustees who are not interested persons of the Fund (the “Independent Trustees”), unanimously approved the continuation of the Advisory Agreement between the Fund and AllianceBernstein L.P. (the “Adviser”)(the “Advisory Agreement”) at a video conference meeting held on October 28-29, 2020.1

The following discussion describes the considerations in connection with the Board’s review of the Advisory Agreement.

In connection with the annual review of the continuation of the Advisory Agreement between the Fund and the Adviser, counsel to the Independent Trustees sent a letter to the Adviser dated August 7, 2020, that contained a list of information requested by the Independent Trustees to conduct their annual review. The Board of Trustees, including the Independent Trustees, met by video conference and received and evaluated extensive materials relating to the continuation of the Advisory Agreement from the Adviser during meetings in September and October 2020. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 30, 2020, the Board of Trustees held a video conference meeting to discuss its review of the Advisory Agreement and the materials the Trustees had been provided. At that meeting, the Independent Trustees met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 30, 2020 meeting, the Independent Trustees, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 5, 2020, and the Adviser provided certain additional information by means of a letter dated October 15, 2020. The Independent Trustees held a video conference meeting on October 20, 2020 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 28-29, 2020, the Board of Trustees held a video conference meeting to continue their review of the Advisory Agreement. During this meeting, the Adviser provided further information to the

1

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Advisory Agreement at its next in-person meeting.

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Board relating to contract renewal, and the Independent Trustees also met separately with counsel to the Independent Trustees as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Advisory Agreement for an additional annual term as described below.

In approving the Advisory Agreement, the Board, including the Independent Trustees, considered all information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating advisory agreements and certain other agreements pursuant to which the Adviser or its affiliates provide services to the Fund. The Board also considered other information provided to the Board in connection with the September 30, 2020 and October 28-29, 2020 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Advisory Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Trustees’ business judgment, that it was in the best interests of the Fund to approve the Advisory Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Trustees, compared the fees and expense ratios of the Fund against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Trustees noted that the Fund’s contractual advisory fee was below the median of the peer group and that the Fund’s total expense ratio (excluding interest expense and underlying fund expenses) was below the peer group median in the Strategic Insight report. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Fund’s peer group. In addition, the

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Board received and considered information from an independent fee consultant regarding the Fund’s fees and expenses as well as its investment performance.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s reduction of the Fund’s advisory fee in 2018, the Board concluded that the contractual advisory fee as proposed was reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Trustees, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors or trustees of the Fund and certain other funds advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Trustees. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Trustees from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the funds. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for the Fund and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments.

In addition to the investment advisory services provided to the Fund, the Trustees considered that the Adviser and its affiliates also provide certain administrative services necessary for the operations of the Fund on an “at cost” basis pursuant to a separate Administrative Reimbursement Agreement. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund.

The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Fund as before the pandemic. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a

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substantial number of the Adviser’s employees working from home during the pandemic. The Board also noted that the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA, S.A., previously an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, of its remaining ownership interest in its U.S. subsidiary, Equitable Holdings, Inc. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Trustees, received and considered information about the Fund’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus the Fund’s benchmark index for the 1-year, 3-year, 5-year and since inception periods ended July 31, 2020, and versus the Fund’s peer group, for the fiscal year ended March 31, 2020 and for each of the prior fiscal years since inception. The Board also received certain updated performance information as of August 31, 2020. In addition, the Trustees considered information showing performance compared to peer groups and the benchmark index for rolling calendar year periods and the year to date. The Trustees also receive detailed comparative performance information for the Fund at each regular Board meeting during the year. The Board noted that in this case the benchmark index is an index of other funds which reflects the fees of such other funds.

The Trustees noted that the Fund’s performance for the year ended March 31, 2020 was at the median of the performance group of comparable funds selected by Strategic Insight. The Trustees further noted that although performance for the one-year period ended March 31, 2020, was negative on an absolute basis, that more recent performance for the year ended August 31, 2020 was positive on an absolute basis. The Trustees considered the Adviser’s explanations for performance and measures the Adviser had taken or proposed to take to improve performance. The Trustees noted generally the Adviser’s continued efforts to enhance the services provided to the Fund. The Trustees also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Fund.

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Profitability

The Board, including the Independent Trustees, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Trustees included information indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019, which had been reviewed by an independent consultant. The Trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Trustees noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund and that they had focused on profitability before taxes and distribution expenses. The Trustees noted that an affiliate of the Adviser provided distribution services to the Fund at no cost. The amounts recently reimbursed to the Adviser by the Fund were also noted, along with how the reimbursement was accounted for in determining profitability. The Trustees also considered the 2018 reduction of the management fee from 1.50% to 1.00% and then discussed the services and costs associated with the Fund’s Administrative Reimbursement Agreement with the Adviser.

The Trustees reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Trustees, including the Independent Trustees, concluded that the levels of the Adviser’s profits in respect of its management of the Fund were not excessive.

Economies of Scale

The Board, including the Independent Trustees, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees discussed possible ways in which any such economies of scale may be shared with the Fund, including by investment in enhanced services.

The Trustees also considered the Senior Analyst materials which they received in connection with the review of the Advisory Agreement, which included information reflecting changes in asset levels of the Fund and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any

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economies of scale were appropriately being shared with Fund investors by way of, among other things and as applicable, the 2018 fee reduction for the Fund and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Trustees also noted that they would continue to monitor the Fund’s growth.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Trustees, also took into account so-called “fall-out benefits” to the Adviser. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Trustees recognized that the Adviser’s profitability could be lower without these benefits. The Trustees concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Advisory Agreement for an additional annual term, without change to the Fund’s contractual fee schedule at an annual rate of 1.00% of the Fund’s net assets.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

AB MULTI-MANAGER ALTERNATIVE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MMAF-0151-0321

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry and R. Jay Gerken qualify as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor PricewaterhouseCoopers LLP, for the Fund’s current fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit-Related
		Audit Fees	Fees	Tax Fees
AB Multi-Manager Alternative	2020	$72,000	$—	$56,889
	2021	$72,000	$—	$56,250

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Multi-Manager Alternative	2020	$3,386,347	$56,889
			$—
			$(56,889)
	2021	$3,071,425	$56,250
			$—
			$(56,250)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

R. Jay Gerken

Jeffrey R. Holland

William Kristol

Michelle McCloskey

Debra Perry

Donald K. Peterson

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	INTRODUCTION

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

Where we have agreed to vote proxies on behalf of our client accounts, we have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsible Investment team”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.	RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the members of Responsible Investment team making different voting decisions on the same proposal. Nevertheless, the members of Responsible Investment team vote proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of Responsible Investment team and/or the Committee.

ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, members of Responsible Investment team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsible Investment team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.	PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1 BOARD AND DIRECTOR PROPOSALS

Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.

Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company,. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We may vote against directors for poor compensation, audit or governance practices including the lack of a formal key committee.

We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

Board Capacity

We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. AB currently votes against the appointment of directors who occupy, or would occupy following the vote, 4 or more board seats for non-CEOs, 3 or more board seats for the sitting CEO of the company in question and 2 or more board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.

Board Diversity	CASE-BY-CASE

Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the U.S., California requires corporations headquartered in the State of California to have at least one female director on board.

We believe that boards should develop, as a part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy (“Rooney Rule”), assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. In addition, AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. This approach applies globally excluding Japan.

Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

Majority of Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status.

Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

3.2 COMPENSATION PROPOSALS

Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

[1]

For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

Compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

Compensation costs should be managed in the same way as any other expense;

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.

Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3 CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

Expensing Stock Options (SHP)	FOR

US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”—must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

Multi Class Equity Structures	CASE-BY-CASE

The one share, one vote principle – stating that voting power should be proportional to an investor’s economic ownership – is generally preferred in order to hold the board accountable to shareholders. Multi-class structures, however, may be beneficial, for a period of time, allowing management to focus on longer-term value creation, which benefits all shareholders. In these instances, we evaluate proposals of share issuances to perpetuate the structure on a case-by-case basis and expect the company to attach provisions that will either eliminate or phase out existing multi-class vote structures when appropriate and in a cost-effective manner (often referred to as “Sunset Provisions), or require periodic shareholder reauthorization. We expect Board’s to routinely review existing multi-class vote structures and share their current view. If the above criteria is not met, we may vote against the board.

Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4 AUDITOR PROPOSALS

Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5 SHAREHOLDER ACCESS AND VOTING PROPOSALS

A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.

Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board.

Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

Permit a Shareholder’s Right to Act by Written Consent (SHP)	CASE-BY-CASE

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.

Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

3.6 ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Charitable Contributions (SHP) (MGMT)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders.

Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Work Place: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.

Work Place: Gender Pay Equity (SHP)	FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earningsand may include, statistics and rationale pertaining to changes in the size of the gap, recommended actions, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4	CONFLICTS OF INTEREST

4.1 INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on maximizing shareholder value and are not the product of a conflict.

4.2 ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy research services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Committee will receive a report of all such votes so as to confirm adherence of the policy.

[3]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

4.3 DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

4.4 POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:

Publicly-traded clients of AB;

Publicly-traded companies that distribute AB mutual funds;

Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies;

Publicly-traded companies which are sell-side clients of our affiliated broker-dealer, SCB&Co.;

Companies where an employee of AB or AXA Equitable Holdings, Inc., the parent company of AB, has identified an interest;

Publicly-traded affiliated companies;

Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

Publicly-traded companies targeted by the AFL-CIO for voting;

Any other conflict of which a Committee member becomes aware4.

We determine our votes for all meetings of companies that may present a conflict by applying the tests described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.

4.5 DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

If our proposed vote is consistent with the Policy, no further review is necessary.

If our proposed vote is contrary to our Policy, we would take the following steps:

If our proposed vote is contrary to the Policy and our client’s recommended vote on the proposal is consistent with our fiduciary duty, no further review is necessary.

If our proposed vote is contrary to the Policy or is not covered by the Policy and is consistent with our client’s position and the views of our proxy research services vendor, no further review is necessary.

If our proposed vote is contrary to the Policy or is not covered herein, is consistent with our client’s recommended vote on the proposal and is contrary to the views of our proxy research service vendor, the vote will be presented to the Conflicts Officer. The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

In the event the firm’s ultimate vote is in conflict with the client’s recommended vote, we will treat the client as if it had chosen to direct its own proxy vote for that vote only.

4.6 REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

The Committee takes reasonable steps to verify that the proxy research service vendor to which we have a full-level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing proxy research service vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether the proxy research service vendor (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4.7 CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority,

[4]	The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Proxy Voting and Governance Policy would be implemented. A member of the Committee or one or more members of Responsible Investment team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8 A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is a wholly-owned subsidiary of AXA Equitable Holdings, Inc.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5	VOTING TRANSPARENCY

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

6	RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. If the local regulation requires that records are kept for more than five years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

6.1 PROXY VOTING AND GOVERNANCE POLICY

The Proxy Voting and Governance Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website: https://www.alliancebernstein.com/abcom/web/linkedsite.aspx?key=ab.retail.proxyvoting.mf

6.2 PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3 RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy research service vendor.

6.4 RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

[5]	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

6.5 DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the A member of Responsible Investment team.

7	PROXY VOTING PROCEDURES

7.1 VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Members of Responsible Investment team review the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Members of Responsible Investment team submit our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2 SHARE BLOCKING

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3 LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.

PROXY VOTING AND GOVERNANCE COMMITTEE MEMBERS

The members of the Committee establish general proxy policies for AB and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department and the Operations Department.

If you have questions or desire additional information about this Policy, please contact the Proxy Team at: ProxyTeam@alliancebernstein.com.

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by-Case
Board and Director Proposals
	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+
Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation Executive and Employee Compensation Plans	+		+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+

Shareholder Proposal		For	Against	Case-by-Case
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+
Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+
Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+
+	Early Disclosure of Voting Results		+
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent			+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+

Shareholder Proposal		For	Against	Case-by-Case
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+
Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Work Place: Diversity	+
+	Work Place: Pay Disparity			+

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1. Is our proposed vote on all issues consistent with our stated proxy voting policy? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No

2. Is our proposed vote contrary to our client’s position? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No

3. Is our proposed vote consistent with the views of Institutional Shareholder Services? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No

1.	Please attach a memo containing the following information and documentation supporting the proxy voting decision:

A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)

A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:
I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
AB Conflicts Officer	Date:
Date:

2. Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

PRINCIPLES FOR RESPONSIBLE INVESTMENT, ESG AND SOCIALLY RESPONSIBLE INVESTMENT

Introduction

AllianceBernstein L.P. (“AB” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AB has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AB may accept such guideline restrictions upon client request.

Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AB as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AB Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AB Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AB Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AB Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AB Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AB Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

7. RI Committee

Our firm’s RI Committee provides AB stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AB personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of, and investment decisions for, the Fund are made by the Invesetment Manager’s Alternative Investment Management Group.

The following table lists the individuals in that group with the most significant responsibility for the day-to-day management of the Fund (the “Portfolio Managers”), the year that each Portfolio Manager assumed responsibility for the Fund, and each Portfolio Manager’s person principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Stuart Davies; since 2016; Vice President of the Investment Manager	Senior Vice President of the Investment Manager** and Co-Head of Custom Alternative Solutions of the Investment Manager, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions beginning prior to 2013.

Vikas Kapoor; since 2016; Vice President of the Investment Manager	Senior Vice President of the Investment Manager** and Co-Head of Custom Alternative Solutions of the Investment Manager, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions beginning prior to 2013.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Vikas Kapoor	0	$0	None	None
Stuart Davies	0	$0	None	None

POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Vikas Kapoor	17	$1,643,000,000	0	$0
Stuart Davies	17	$1,643,000,000	0	$0

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Vikas Kapoor	6	178	None	None
Stuart Davies	6	178	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business

Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each 90 account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation

The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors, (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive

Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and riskadjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

Asset-Based and Performance-Based Compensation:

With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the “Investment Team”) were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team was created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser’s Compensation Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2021 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Vikas Kapoor	None
Stuart Davies	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant did not engage in securities lending during its most recent fiscal year.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes —Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Multi-Manager Alternative Fund, Inc.

By:	/s/ Beata Kirr
Beata Kirr
President

Date: May 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Beata Kirr
Beata Kirr
President

Date: May 28, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 28, 2021